Acquisition of QMX Gold Corporation - Fair Value of Net Assets Acquired (Details) - QMX - USD ($) $ in Thousands	Dec. 31, 2021	Apr. 07, 2021
Fair value of net assets acquired:
Cash	$ 4,311	$ 4,311
Mineral property and property, plant and equipment		82,858
Deferred income tax asset		14,122
Other assets		1,773
Asset retirement obligation		(3,252)
Accounts payable and accrued liabilities		(8,906)
Total purchase price		$ 90,906